EXECUTION COPY


                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY

                                 DEBT SECURITIES

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                  April 13, 1999

To the Representative
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto

Dear Sirs:

        New England Telephone and Telegraph Company, a New York corporation (the "Company"), may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Paragraph 1(a) hereof (collectively, the "Securities" and each individually, a "Security"). The Company proposes to sell to the underwriters named in Schedule II (the "Underwriters") to this Underwriting Agreement (this "Agreement"), for whom you are acting as representative (the "Representative"), a series of Securities, of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto (collectively, the "Underwritten Securities" and each individually, an "Underwritten Security"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representative" shall each be deemed to refer to such firm or firms.

        1. The Company represents, warrants and agrees that:

           (a) A registration statement (No. 33-50631), including a prospectus, with respect to the Securities have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has become effective. As used in this Agreement, (i) such registration statement (No. 33-50631), as amended and supplemented to the date hereof, is referred to as the "Registration Statement"; (ii) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in the Registration Statement, or amendments or supplements thereof, before it became effective under the Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; and
        (iii) "Prospectus" means the prospectus included in the Registration Statement, including any preliminary or final prospectus amendment or supplement (including in each case all documents incorporated therein by reference) specifically relating to the Underwritten Securities, as filed with the

        Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prospectus, and no proceedings for such purposes have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

           (b) The Registration Statement and each Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Paragraph 7(c) hereof, all statements which are required by the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"and, together with the Act and the Exchange Act, the "Acts"), and the rules and regulations of the Commission under such Acts; the indenture, including any amendments and supplements thereto, pursuant to which the Underwritten Securities will be issued (the "Indenture") will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Registration Statement and each Prospectus do not, and (in the case of any amendment or supplement to any such document or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will not, at any time during the period specified in Paragraph 7(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or any Prospectus in reliance and based upon information furnished to the Company through the Representative by or on behalf of any Underwriter or as to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture.

           (c) The Company is not in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, except for such defaults that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business (each, a "Material Adverse Effect"); and the execution, delivery and performance of this Agreement, the Indenture, the Underwritten Securities and any Delayed Delivery Contracts (as defined in Paragraph 3 hereof) and the consummation of the transactions contemplated herein and in the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale thereof as described in the Prospectus under the caption "Use of Proceeds") have been duly authorized by all necessary corporate action and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material agreement, indenture or instrument to which the Company is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in a material violation of the charter or by-laws of the Company or any statute, order, rule or regulation of any court or governmental agency having jurisdiction over the Company or its property; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws and except as set forth in Paragraph 1(m) hereof, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts and the Indenture or the consummation of the transactions contemplated hereby and thereby.

           (d) Except as described in or contemplated by the Registration Statement and each Prospectus, there has been no Material Adverse Effect from the dates as of which information is given in the Registration Statement and each Prospectus.

           (e) PricewaterhouseCoopers LLP, whose report appears in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in each Prospectus, are independent accountants as required by the Act and the Rules and Regulations.

           (f) On the Delivery Date (as defined in Paragraph 6 hereof) (i) the Indenture will have been validly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and will constitute the legally binding obligation of the Company, (ii) the Underwritten Securities will have been validly authorized and executed and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding and will constitute legally binding obligations of the Company entitled to the benefits of the Indenture and
        (iii) each Underwritten Security and the Indenture will conform to the descriptions thereof contained in the Prospectus.

           (g) This Agreement has been validly authorized, executed and delivered by the Company.

           (h) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York; and the Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement.

           (i) There is no material action, suit or proceeding before any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in any Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

           (j) The financial statements filed as part of the Registration Statement or included in any Preliminary Prospectus present, or (in the case of any amendment or supplement to any such document or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will present at all times during the period specified in Paragraph 7(c) hereof, fairly, the financial condition and results of operations of the Company, at the dates and for the periods indicated, and have been and (in the case of any amendment or supplement to any such document or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules incorporated by reference in any Prospectus present fairly in accordance with GAAP the information required to be stated therein. Any pro forma financial statements and any related notes thereto incorporated by reference in the Registration Statement and any Prospectus present fairly the information shown therein have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

           (k) The documents incorporated by reference into any Preliminary Prospectus or Prospectus have been, and (in the case of any amendment or supplement to any such document or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, prepared by the Company in conformity with the applicable requirements of the Act, the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, timely filed as required thereby.

           (l) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations or which were required to be filed as exhibits to any document incorporated by reference in any Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

           (m) The Company has filed a petition or petitions with the New Hampshire Public Utilities Commission (the "PUC") with respect to the issue and sale of securities, including the Underwritten Securities. The PUC has authorized the issue and sale thereof but upon the express condition that the Company shall have fulfilled certain obligations.

           (n) The Company has good and valid title to all or substantially all of its property, except as otherwise indicated in the Prospectus.

           (o) The Company is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

        2. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth in Schedule I hereto, the principal amount of the Underwritten Securities set forth opposite its name in Schedule II hereto.

        3. Any offer to purchase Underwritten Securities by institutional investors solicited by the Underwriters for delayed delivery shall be made pursuant to contracts substantially in the form of Exhibit A attached hereto, with such changes therein as the Company and the Representative may approve (each, a "Delayed Delivery Contract"). The Company shall have the right, in its sole discretion, to approve or disapprove each such institutional investor. Underwritten Securities which are subject to Delayed Delivery Contracts are herein sometimes called "Delayed Delivery Underwritten Securities", and Underwritten Securities which are not subject to Delayed Delivery Contracts are herein sometimes called "Immediate Delivery Underwritten Securities".

        Contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities pursuant to this Agreement, the Company will pay to the Representative, for the account of the Underwriters, the compensation specified in Schedule I hereto for arranging the sale of Delayed Delivery Underwritten Securities. The Underwriters shall have no responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

        For the purposes of determining the principal amount of Immediate Delivery Underwritten Securities to be purchased by each Underwriter, there shall be deducted from the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto that portion of the aggregate principal amount of Delayed Delivery Underwritten Securities that the principal amount of

Underwritten Securities to be purchased by such Underwriter as set forth in
Schedule II hereto bears to the aggregate principal amount of Underwritten Securities set forth in Schedule II to be purchased by all Underwriters (in each case, as adjusted by the Representative to avoid fractions of the minimum principal amount in which the Underwritten Securities may be issued), except to the extent that the Representative determines, in its discretion, that such deduction shall be otherwise than in such proportion and so advises the Company.

        4. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all Immediate Delivery Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

        5. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters, if any, shall be obligated to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in
Schedule II hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Immediate Delivery Underwritten Securities if the aggregate principal amount of Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in
Schedule II hereto to be purchased by it. If the foregoing maximum percentages are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Immediate Delivery Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Paragraph 7(k) hereof.

        Nothing contained in this Paragraph 5 shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Immediate Delivery Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, any Prospectus or in any other document or arrangement.

        6. Delivery of and payment for the Immediate Delivery Underwritten Securities shall be made at such address, date and time as may be specified in
Schedule I hereto. This date and time are sometimes referred to collectively as the "Delivery Date". On the Delivery Date, the

Company shall deliver the Immediate Delivery Underwritten Securities to The Depository Trust Company, on behalf of the Representative, for the account of each Underwriter against payment to the Company by wire transfer of immediately available funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Immediate Delivery Underwritten Securities shall be in registered form and in such denominations as may be set forth on Schedule I hereto. The certificates representing the Immediate Delivery Underwritten Securities shall be registered in the name of Cede & Co. and shall be made available for inspection by the Representative in New York, New York not later than 2:00 P.M., local time, on the business day prior to the Delivery Date.

        7. The Company agrees:

           (a) To furnish promptly to the Representative and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed and each amendment or supplement thereto filed prior to the date hereof or relating to or covering the Underwritten Securities and a copy of each Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith;

           (b) To deliver promptly to the Representative such reasonable number of the following documents as the Representative may request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (ii) each Prospectus and (iii) any documents incorporated by reference in the Prospectus;

           (c) During such period following the date hereof as, in the opinion of counsel for the Underwriters, any Prospectus is required by law to be delivered, to comply with the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations under each thereof, so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Agreement and in each Prospectus. If at any time when a prospectus is required by the Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that such Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the Act or the Rules and Regulations, the Company shall promptly prepare and file with the Commission, subject to Paragraph (d) below, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or any such Prospectus comply with such requirements, and the Company shall furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

           (d) Prior to filing with the Commission during the period referred to in (c) above (i) any amendment or supplement to the Registration Statement, (ii) any Prospectus or any amendment or supplement thereto or
        (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to such incorporated document, to furnish a copy thereof to the Representative and to counsel for the Underwriters and not to file any document that shall have been disapproved by the Representative;

           (e) To advise the Representative promptly (i) when any post-effective amendment to the Registration Statement relating to or covering the Underwritten Securities becomes effective or any supplement to any Prospectus shall have been filed, (ii) of any comments from the Commission or any request or proposed request by the Commission for an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Underwritten Securities), to any Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information,
        (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to any Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in any Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the occurrence of any event which makes untrue any statement of a material fact made in the Registration Statement (insofar as the Registration Statement relates to or covers the Underwritten Securities) or any Prospectus or which requires the making of a change in the Registration Statement or any Prospectus in order to make any material statement therein not misleading;

           (f) If, during the period referred to in (c) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

           (g) As soon as practicable, to make generally available to its security holders and to deliver to the Representative an earnings statement, conforming with the requirements of Section 11(a) of the Act, covering a period of at least twelve months beginning after the latest of (i) the most recent effective date of the registration statement relating to part of the Underwritten Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement that became effective prior to the date of this Agreement and
        (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement.

           (h) So long as any of the Underwritten Securities are outstanding, to furnish to the Representative copies of all reports and financial statements furnished by the Company to each securities exchange on which securities issued by the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

           (i) To endeavor to qualify the Underwritten Securities for offer and sale under the securities laws of such jurisdictions as the Representative may reasonably request and to maintain such qualifications in effect for as long as may be required for the distribution of the Underwritten Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

           (j) To use its best efforts to obtain the listing of the Underwritten Securities on the securities exchange, if any, set forth on Schedule I (the "Stock Exchange") on or prior to the Delivery Date and to cause such listing to be continued so long as any amount of the Securities remains outstanding; to furnish from time to time any and all documents, instruments, information and undertakings that may be necessary in order to effect such listing; and to maintain the same until none of the Underwritten Securities is outstanding or until such time as payment of principal of and premium, if any, and interest on all the Underwritten Securities has been duly provided for, whichever is earlier; provided that if the Company can no longer reasonably maintain such listing, the Company shall use its best efforts to obtain and maintain the quotation for, or listing of, the Underwritten Securities on such other securities exchange or exchanges as the Company may, with the approval of the Representative, determine;

           (k) To pay the costs incident to the authorization, issuance, sale and delivery of the Underwritten Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, each Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of printing this Agreement and the Delayed Delivery Contracts, if any; the fees and disbursements of the Company's counsel, accountants and other advisors; the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Underwritten Securities, to the extent the Trustee or its counsel, as the case may be, requires reimbursement thereof; the costs of any filings with the National Association of Securities Dealers, Inc.; fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten

        Securities; the fees and expenses of qualifying the Underwritten Securities under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum (including fees of counsel to the Underwriters); the cost of listing the Underwritten Securities on the Stock Exchange; and all other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided that, except as provided in this Paragraph and in Paragraph 11 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters;

           (l) Until the termination of the offering of the Underwritten Securities, to timely file all documents and any amendments to previously filed documents required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

           (m) During the period beginning on the date hereof and continuing to the Delivery Date, without the consent of the Representative, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company with maturities longer than one year, other than the Underwritten Securities to the Underwriters.

        8. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; provided that (subject to Paragraph 8(d) below) any such settlement is effected with the written consent of the Company; and

           (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of outside counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or Prospectus (or any amendment or supplement thereto).

        (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Paragraph 8, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or Prospectus (or any amendment or supplement thereto).

        (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Paragraph 8(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Paragraph 8(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Paragraph 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        (e) If the indemnification provided for in this Paragraph 8 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Underwritten Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses as well as any other relevant equitable considerations.

        The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Underwritten Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Underwritten Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters bear to the aggregate initial offering price of the Underwritten Securities.

        The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Paragraph 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Paragraph 8(e). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Paragraph 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Paragraph 8(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Paragraph 8(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Paragraph 8(e) are several in proportion to the principal amount of Underwritten Securities set forth opposite their respective names in Schedule II hereto and not joint.

        (f) The indemnity agreements contained in this Paragraph and the representations, warranties and agreements of the Company in Paragraph 1 and Paragraph 7 hereof shall survive the delivery of the Underwritten Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

        9 (a) The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the delivery of and payment for the Immediate Delivery Underwritten Securities, (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any securities of the Company or Bell Atlantic Corporation has been suspended or materially limited by the Commission, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

        (b) If this Agreement is terminated pursuant to this Paragraph 9, such termination shall be without liability of any party hereto to any other party hereto except as provided in Paragraph 11 hereof, and provided that Paragraphs 1 and 8 shall survive such termination and remain in full force and effect.

        10 The respective obligations of the Underwriters under the Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of the Company contained herein, to performance by the Company of its obligations hereunder and to each of the following additional terms and conditions applicable to the Underwritten Securities.

           (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or any Prospectus or otherwise shall have been complied with; and after the date hereof the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or any Prospectus (or any document incorporated by reference therein) that shall have been disapproved by the Representative.

           (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

           (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Securities, the Indenture and the form of the Registration Statement, each Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Simpson Thacher & Bartlett, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable it to pass upon such matters.

           (d) The Counsel of Bell Atlantic Corporation shall have furnished to the Representative her opinion addressed to the Underwriters and dated the Delivery Date, as Counsel of Bell Atlantic Corporation, to the effect that:

                        (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York;

                       (ii) The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect) and has all power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus;

                      (iii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authentication, execution and delivery by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms;

                       (iv) The Immediate Delivery Underwritten Securities have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture;

                        (v) The Delayed Delivery Underwritten Securities, if any, have been duly authorized and, when duly executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery by the respective purchasers thereof in accordance with the terms of the related Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture;

                       (vi) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchasers thereunder, are valid and legally binding obligations of the parties thereto;

                      (vii) The statements made in each Prospectus under the caption "Description of Securities" (or a comparable caption), insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                     (viii) The Registration Statement is effective under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                       (ix) No order issued by the Commission directed to any document incorporated by reference in any Prospectus has been issued and, to the knowledge of such counsel, no challenge has been made by the Commission to the accuracy or adequacy of any such document;

                        (x) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company which would affect the subject matter of this Agreement or is required to be disclosed in any Prospectus (including the documents incorporated by reference therein) which is not disclosed and correctly summarized therein;

                       (xi) To the best of such counsel's knowledge, the Company is not in violation of its corporate charter or by-laws or in default under any material agreement, indenture or instrument;

                      (xii) This Agreement has been duly authorized, executed and delivered by the Company;

                     (xiii) The execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions of the Underwritten Securities and the Indenture will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the corporate charter or by-laws of the Company or, to the best of such counsel's knowledge, any statute, order, rule or regulation of any court or governmental agency having jurisdiction over the Company or its property;

                      (xiv) All legally required proceedings in connection with the authorization, issue and validity of the Underwritten Securities and the sale of the Underwritten Securities by the Company in accordance with this Agreement have been taken, and all legally required orders, consents or other authorizations or approvals of the PUC and of any other public boards or bodies have been obtained; and

                       (xv) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

        In giving such opinion, such counsel may rely on the opinion of local regulatory counsel satisfactory to counsel for the Underwriters as to matters of Maine, Massachusetts, New Hampshire, Rhode Island and Vermont state laws. In giving such opinion, such counsel need not express any opinion regarding any order, consent or other authorization or approval which may be legally required pursuant to any state securities law.

        Such counsel may state that the opinions set forth in paragraphs (iii),
(iv), (v) and (vi) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        Such opinion shall also state that the Registration Statement and each Prospectus as of their respective effective and issue dates complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission under said Acts (except that no opinion need be expressed as to the financial statements and other financial data contained herein), and each document incorporated by reference in each Prospectus as filed under the Exchange Act complied when so filed as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder (except that no opinion need be expressed as to the financial statements and other financial data contained therein).

        Such opinion shall also contain a statement that such counsel has no reason to believe that (i) the Registration Statement, on the date it became effective (or, with respect to the Registration Statement, if the Company has filed an Annual Report on Form 10-K since its effective date, the date of the Company's most recent Annual Report on Form 10-K), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or
(ii) the Prospectus, as of its date and as of the Delivery Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (e) At the Delivery Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Chairman of the Board, the President, the Chief Financial Officer or a Vice President of the Company and the Treasurer or an Assistant Treasurer of the Company, dated the Delivery Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Paragraph 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Delivery Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Delivery Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

        (f) Simpson Thacher & Bartlett shall have furnished to the Representative its opinion, addressed to the Underwriters and dated the Delivery Date, to the effect that, subject to the qualifications and limitations stated therein and in the Prospectus, the statements set forth in the Prospectus under the caption "Certain United States Federal Income Tax Considerations," insofar as they purport to constitute summaries of matters of United States Federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

        (g) If Underwritten Securities in bearer form are being delivered by the Company on the Delivery Date in a jurisdiction other than the United States, the Company shall have furnished to the Representative such legal opinion or opinions as the Representative may reasonably request addressed to the Underwriters and dated the Delivery Date, with respect to matters relating to the offering, sale and delivery of the Underwritten Securities in such jurisdiction.

        (h) The Company shall have furnished to the Representative (i) a letter of PricewaterhouseCoopers LLP, addressed to the Underwriters and dated the date hereof of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 and covering such specified financial statement items as counsel for the Underwriters may reasonably have requested and (ii) a letter of PricewaterhouseCoopers LLP, addressed to the Underwriters and dated the Delivery Date, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter referred to in subclause (i) above, confirming in all material respects the conclusions and findings set forth in such prior letter.

        (i) Simpson Thacher & Bartlett shall have furnished to the Representative its opinion addressed to the Underwriters and dated the Delivery Date, as counsel for the Underwriters, covering the matters set forth in Paragraph 10(d), except clauses (ii), (viii), (ix), (x), (xi) and (xiii) thereof.

        (j) The PUC shall have granted authorization, and on the Delivery Date such authorization shall be in full force and effect, permitting the issuance and sale of the Underwritten Securities upon the terms and conditions hereunder set forth or contemplated and containing no provision unacceptable to the Underwriters.

        (k) The Underwritten Securities shall have been accepted for listing on the Stock Exchange (if any), subject to official notice of issuance.

        (l) At the Delivery Date, the Underwritten Securities shall be rated at least "Aa2" by Moody's Investor's Service Inc., "AA" by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and "AA" by Duff & Phelps Credit Rating Co., and the Company shall have delivered to the Representative a letter dated the Delivery Date from each such rating agency or other evidence satisfactory to the Representative, confirming that the Underwritten Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Underwritten Securities or any of the Company's other debt securities by any such rating agency, and, after the date hereof, no such rating agency shall have publicly announced that it has withdrawn or has put under surveillance or review with negative implications, including putting on what is commonly termed a "watch list," its rating of the Underwritten Securities or any of the Company's other debt securities.

        All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

        11 If the Company shall fail to tender the Immediate Delivery Underwritten Securities for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement (other than pursuant to Paragraph 5 hereof), the Company shall reimburse the Underwriters for reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of Immediate Delivery Underwritten Securities and the solicitation of any purchases of the Delayed Delivery Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Paragraph 5 hereof by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

        12 The Company shall be entitled to act and rely upon any request, consent, notice or agreement by, or on behalf of, the Representative. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by telegraph addressed to the Representative at its address set forth in Schedule I hereto, and any notice by the Underwriters to the Company shall be sufficient if given in writing or by telegraph addressed to the Company at 185 Franklin Street, Boston, Massachusetts 02110, Attention of the Treasurer.

        13 This Agreement shall be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act and (b) the indemnity agreement of the Underwriters contained in Paragraph 8 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

        14 For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

        15 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement among the Company and the several Underwriters.


                                            Very truly yours,


                                            NEW ENGLAND TELEPHONE AND
                                              TELEGRAPH COMPANY


                                            By /s/ Ellen C. Wolf
                                               --------------------------------
                                               Title: Treasurer


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED


By /s/ Francisco Rey
   -------------------------
   Vice President
   Authorized Signatory


For itself and as Representative of the other Underwriters named in Schedule II to the foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement,
  dated April 13, 1999.

Registration Statement
  No. 33-50631.

Representative and Address:         Merrill Lynch, Pierce, Fenner & Smith
                                     Incorporated
                                    North Tower
                                    World Financial Center
                                    New York, New York  10281-1209.

Underwritten Securities
  Designation:                      Ten Year 5.875% Notes due April 15, 2009.

Principal amount:                   $200,000,000.

Indenture:                          Indenture, dated as of October 1, 1992,
                                    between New England Telephone and Telegraph
                                    Company and State Street Bank and Trust
                                    Company, as successor Trustee.

Date of Maturity:                   April 15, 2009.

Interest Rate:                      5.875% per annum to April 15, 2009, payable
                                    semiannually on April 15 and October 15 of each year, commencing October 15, 1999, to holders of record at the close of business on April 1 or October 1 prior to the payment date.

Purchase Price:                     98.585% of the principal amount thereof.

Redemption Provisions:              As set forth in the Prospectus under the
                                    caption headed "Certain Terms of the Notes".

Authorized Denominations:           $1,000 and integral multiples thereof.

Stock Exchange Listing:             None.

Delivery Date, Time and Location:   April 19, 1999 at 10 a.m. at the offices of
                                    Simpson Thacher & Bartlett, 425
                                    Lexington Avenue, New York, NY
                                    10017.

                                  SCHEDULE II

--------------------------------------------------------------------------------

                                                                  Principal
Name of Underwriter                                               Amount of
                                                                 Underwritten
                                                                  Securities


Merrill Lynch, Pierce, Fenner & Smith Incorporated.......        $140,000,000
The Williams Capital Group, L.P..........................        $ 30,000,000
Utendahl Capital Partners, L.P...........................        $ 30,000,000
                                                                 ------------
  Total..................................................        $200,000,000
                                                                 ============

                                                                       EXHIBIT A

                                        $

                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY

                                 DEBT SECURITIES

                            DELAYED DELIVERY CONTRACT

                                                                          [DATE]


NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
185 Franklin Street
Boston, Massachusetts 02110

Dear Sirs:

        The undersigned hereby agrees to purchase from New England Telephone and Telegraph Company, a New York corporation (the "Company"), and the Company hereby agrees to sell to the undersigned,

                                        $

principal amount of the Company's above-captioned securities (the "Securities"),
offered by the Company's prospectus dated      , 199 , as supplemented by the
prospectus supplement dated      , 199 (collectively, the "Prospectus"), receipt
of a copy of which is hereby acknowledged, at a purchase price of   % of the
principal amount thereof plus accrued interest from , 199 to the Delivery Date (as defined in the next paragraph) and on the further terms and conditions set forth in this Contract.

        Payment for and delivery of the Securities to be purchased by the
undersigned shall be made on      , 199 , herein called the "Delivery Date".

        At 10:00 A.M., New York City time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, at the office
of      . Payment will be certified or official bank check payable in next-day funds settled through the New York Clearing House to or upon the order of the Company. The Securities will be delivered in such authorized forms and denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date, or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one definitive fully registered certificate representing the Securities in the above principal amount, registered in the name of the undersigned.

        This Contract will terminate and be of no further force and effect after , 199 , unless (i) on or before such date it shall have been executed and delivered by both parties hereto
or (ii) the Company shall have sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and the Company shall have mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such Underwriters pursuant to Paragraph 10(d) of the Underwriting Agreement.

        The obligation of the undersigned to accept delivery and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not, on the Delivery Date, be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof. This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

        It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.


                                                   Very truly yours,


                                                   By
                                                     --------------------------


                                                   ----------------------------
                                                                      Title


                                                   ----------------------------
                                                                      Address


Accepted as of                     , 19 .

NEW ENGLAND TELEPHONE AND TELEGRAPH
COMPANY

By
  ----------------------------------
                Title